OTHER PROVISIONS	12 Months Ended
Dec. 31, 2022
Disclosure of other provisions [abstract]
OTHER PROVISIONS
NOTE 29: OTHER PROVISIONS

	Provisions for financial commitments and guarantees £m	Regulatory and legal provisions £m	Other £m	Total £m
At 1 January 2022	194	1,054	685	1,933
Exchange and other adjustments	(1)	16	28	43
Provisions applied	–	(587)	(419)	(1,006)
Charge for the year	111	225	285	621
At 31 December 2022	304	708	579	1,591
Provisions for financial commitments and guarantees
Provisions are recognised for expected credit losses on undrawn loan commitments and financial guarantees. See also note 15.
Regulatory and legal provisions
In the course of its business, the Group is engaged in discussions with the PRA, FCA and other UK and overseas regulators and other governmental authorities on a range of matters. The Group also receives complaints in connection with its past conduct and claims brought by or on behalf of current and former employees, customers, investors and other third parties and is subject to legal proceedings and other actions. Where significant, provisions are held against the costs expected to be incurred in relation to these matters and matters arising from related internal reviews. During the year ended 31 December 2022 the Group charged a further £225 million in respect of legal actions and other regulatory matters and the unutilised balance at 31 December 2022 was £708 million (31 December 2021: £1,054 million). The most significant items are as follows.
HBOS Reading – review
The Group continues to apply the recommendations from Sir Ross Cranston’s review, issued in December 2019, including a reassessment of direct and consequential losses by an independent panel (the Foskett Panel), an extension of debt relief and a wider definition of de facto directors. The Foskett Panel's full scope and methodology was published on 7 July 2020. The Foskett Panel’s stated objective is to consider cases via a non-legalistic and fair process and to make their decisions in a generous, fair and common sense manner, assessing claims against an expanded definition of the fraud and on a lower evidential basis.
Following the emergence of the first outcomes of the Foskett Panel through 2021, the Group charged a further £790 million in the year ended 31 December 2021. This included operational costs in relation to Dame Linda Dobbs's review, which is considering whether the issues relating to HBOS Reading were investigated and appropriately reported by the Group during the period from January 2009 to January 2017, and other programme costs. A significant proportion of the charge related to the estimated future awards from the Foskett Panel. The Foskett Panel had shared outcomes on a limited subset of the total population which covers a wide range of businesses and different claim characteristics. The estimated awards provision recognised at 31 December 2021 was therefore materially dependent on the assumption that the limited number of awards to date were representative of the full population of cases.
In June 2022, the Foskett Panel announced an alternative option, in the form of a fixed sum award which could be accepted as an alternative to participation in the full re-review process, to support earlier resolution of claims for those deemed by the Foskett Panel to be victims of the fraud. Around half the population have now had outcomes via this new process. Extrapolating the Group’s experience to date resulted in an increase to the provision of £50 million in the year (all in the fourth quarter). Notwithstanding the settled claims and the increase in coverage which builds confidence in the full estimated cost, uncertainties remain and the final outcome could be different from the current provision once the re-review is concluded by the Foskett Panel. There is no confirmed timeline for the completion of the Foskett Panel re-review process nor the review by Dame Linda Dobbs. The Group is committed to implementing Sir Ross's recommendations in full.
Payment protection insurance
The Group has incurred costs for PPI over a number of years totalling £21,906 million. The Group continues to challenge PPI litigation cases, with mainly legal fees and operational costs associated with litigation activity recognised within regulatory and legal provisions, including a charge in the fourth quarter. PPI litigation remains inherently uncertain, with a number of key court judgments due to be delivered in 2023.
Other
Following the sale of TSB Banking Group plc, the Group raised a provision of £665 million in relation to various ongoing commitments in respect of the divestment. At 31 December 2022, a provision of £22 million remained unutilised; the Group expects the majority of the remaining provision to be utilised in the next twelve months and the provision to be fully utilised by 31 December 2024.
The Group carries provisions of £112 million (2021: £114 million) in respect of dilapidations, rent reviews and other property-related matters.
Provisions are also made for staff and other costs related to Group restructuring initiatives at the point at which the Group becomes committed to the expenditure; at 31 December 2022 provisions of £108 million (31 December 2021: £187 million) were held.
The Group carries provisions of £86 million (2021: £78 million) for indemnities and other matters relating to legacy business disposals in prior years. Whilst there remains significant uncertainty as to the timing of the utilisation of the provisions, the Group expects the majority of the remaining provisions to have been utilised by 31 December 2026.